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                                                                      EXHIBIT 10

                         EXECUTIVE EMPLOYMENT AGREEMENT
                         ------------------------------


     THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into as of the 1st day of May, 2000, by and between e resources inc, a Utah corporation and its subsidiaries (collectively, the "Company") and________________, a resident of Tarrant County, Texas (the "Executive").

                                  WITNESSETH:

     WHEREAS, the Company is an acquisition and development company engaged in investing in, and directing the business strategy of companies in the business of providing Internet, Intranet, and electronic commerce based applications (herein called "Development Companies");

     WHEREAS, the Company expects to invest and expend substantial time, effort and money to develop methods, approaches, strategies and systems which, in the Company's view, constitute trade secrets and confidential or proprietary information;

     WHEREAS, the Company desires to obtain the Executive's services to assist in operating its business on the terms and conditions herein provided; and

     WHEREAS, the Executive is willing to commit himself to serve the Company on the terms and conditions herein provided.

     NOW THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Employment. The Company shall employ the Executive and the Executive
         ----------
shall serve the Company, on the terms and conditions set forth herein.

     2.  Term. The employment of the Executive by the Company shall commence as
         ----
of May 1, 2000 and end on the third anniversary of such date; subject, however, to the termination provisions contained herein. This Agreement shall automatically be renewed for additional successive one (1) year terms, unless either party gives notice of intent to terminate this Agreement to the other party not less than ninety (90) days prior to the end of the term then in effect.

     3.  Position and Duties. The Executive shall be employed by the Company as
         -------------------
______________ and shall report to the Board of Directors of the Company (the "Board of Directors") and such other persons as the Board of Directors may from time to time designate. The Executive shall have such duties and powers as may be delegated to him from time to time by the Board of Directors.
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     4.  Service of Executive.  The Executive agrees that he will:
         --------------------

         (a) Faithfully and diligently serve the Company to the best of his ability in an executive capacity.

         (b) Hold such office or offices as the shareholders or the Board of Directors may determine from time to time.

         (c) Perform such executive duties as may be committed to him by the Board of Directors.

         (d) Devote his full working time and attention to the business of the Company.

         (e) Stand for election as a member of the Board of Directors and serve as a director if and when so elected.

         (f) Be available to travel both domestically and internationally on Company business as the needs of the Company may reasonably require.

     5.  Place of Performance.  The Executive shall be based at the principal
         --------------------
executive offices of the Company which shall initially be located in Roanoke, Texas, but which thereafter may be established at any other location as determined by the Board of Directors.

     6.  Compensation and Related Matters.
         --------------------------------

         (a) Salary. The Company shall pay to the Executive as base compensation
             ------
     for his services hereunder an initial annual salary of One Hundred Twenty Thousand Dollars ($120,000.00) payable in accordance with the Company's payroll policy as then in effect (the "Base Salary"), but in no event shall such Base Salary be payable less frequently than in approximately equal bi-monthly installments. Effective on each anniversary of this Agreement, the Executive shall be eligible for a raise of his Base Salary, to be determined by the Board of Directors. Any increase in the Executive's Base Salary shall be in writing. In no event shall the Executive's Base Salary be reduced by the Company.

         (b) Stock Options. As an additional inducement for the Executive to
             -------------
     enter into this Agreement, upon execution of this Agreement by the parties and approval of the Company's Stock Option Plan by the Company's Board of Directors and shareholders, the Company shall grant to the Executive options to acquire One Hundred Thousand (100,000) shares of the Company's common stock. Such options will be evidenced by a Stock Option Agreement and Grant in substantially the form attached hereto as Exhibit A, and will
                                                            ---------
     vest in accordance with the vesting schedule set forth on Schedule A to the
                                                               ----------
     Stock Option Agreement.

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         (c) Bonus.  In addition to the compensation provided for under Sections
             -----
     6(a) and 6(b) above, the Executive will be eligible to be paid such bonuses, if any, as shall be determined by the Board of Directors which shall be based on the Executive's performance and contribution to the Company. Any such bonus may be paid to the Executive in cash, stock options, or other compensation at the discretion of the Board of Directors.

         (d) Expense Payments and Reimbursement. The Executive shall be entitled
             ----------------------------------
     to receive direct payment of or reimbursement for all reasonable travel and business expenses in connection with services performed by the Executive hereunder, in accordance with the established policies of the Company with respect to expense payment and/or reimbursement. As a condition of receiving any such payment or reimbursement, the Executive shall assist the Company in accounting for such expenses to the extent necessary to substantiate the Company's Federal income tax deductions for such expenses under the Internal Revenue Code of 1986, as amended from time to time and the regulations thereunder (the "Code").

         (e) Benefits.  The Executive shall be entitled to receive benefits
             --------
     under the Company's benefit plans as now in effect or hereafter implemented, including, without limitation, health, dental, vision, life and disability insurance, or any similar benefits (collectively, the "Benefits") on terms which are no less favorable than the benefits made available to other executive officers of the Company.

         (f) Vacation.  The Executive shall be entitled during each of the
             --------
     Company's fiscal years, at a time mutually convenient to the Company and the Executive, to an annual vacation of no less than twenty (20) business days (of which no more than ten (10) business days may be taken consecutively without the prior consent of the Company) during which time the Executive's Base Salary will be paid in full.

     7.  Death.  The Executive's employment hereunder shall terminate upon his
         ------
death, and the Company shall pay the Executive his full Base Salary for thirty
(30) days past the date of the Executive's death. Benefits shall continue in accordance with the Company's policies as then in effect.

     8.  Disability.
         ----------

         (a) If as a result of the Executive's incapacity due to substantial physical or mental disability which renders or will render the day to day performance of the Executive's duties impossible or hazardous to perform ("Disability"), the Executive shall have been absent from the performance of his duties hereunder for a consecutive period of ninety (90) days, or an aggregate of ninety (90) days out of any one hundred eighty (180) day period, either party may terminate the Executive's employment based upon such Disability, upon the giving of thirty (30) days written notice of such party's intent to terminate the Executive's employment. In no event shall termination of the Executive due to his Disability be effective prior to the end of the running of the ninety (90) or one hundred eighty (180) day period, which ever is appropriate.

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         (b) If the Executive returns to the performance of his duties under this Agreement on a full time basis before the expiration of the thirty
     (30) days written notice of termination given pursuant to Section 11(a), then the Executive shall not be terminated but shall retain his employment with the Company.

         (c) During any period of Disability, the Executive shall continue to receive his full Base Salary at the rate in effect for such period of Disability. Upon termination of the Executive's employment due to Disability, the executive shall continue to receive his full Base Salary for a period of one (1) year from the date of termination. Base Salary payments made to the Executive during any such period of Disability or for the subsequent year thereafter shall be reduced by any disability benefits paid to the Executive under the Company's disability plan.

     9.  Termination With Cause by the Company.
         -------------------------------------

         (a) Definition.  Upon a unanimous vote of the Board of Directors
             ----------
     (excluding the Executive, if he is a member of the Board of Directors), the Company may immediately terminate the Executive's employment under this Agreement at any time if such termination is "With Cause." For purposes of this Agreement, the term "With Cause" shall include, without limitation, any of the following:

             (i) an intentional act of fraud, embezzlement or theft in connection with the Executive's duties or in the course of the Executive's employment with the Company;

             (ii)  intentional or willful damage to property of the Company;

             (iii) the willful or negligent failure of the Executive to substantially perform his duties hereunder or to comply with the terms of this Agreement, after written demand for substantial performance is delivered to the Executive by the Company, which failure has not been cured within thirty (30) days after the Executive's receipt of such written notice; or

             (iv) the conviction of the Executive for any felony or misdemeanor involving dishonesty, deceit, fraud or moral turpitude.

          (b) Termination Payments.  If the Executive's employment is terminated
              --------------------
     by the Company With Cause, then the Company shall pay the Executive his full Base Salary and benefits through the date of termination at the rate then in effect.

     10.  Termination Without Cause by the Company.
          ----------------------------------------

          (a) Definition.  The Company may terminate the Executive's employment
              ----------
     under this Agreement Without Cause upon ninety (90) days' prior written notice to the Executive of such termination. For purposes of this Agreement, the term "Without

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     Cause" shall mean termination by the Company on any grounds other than the
     Executive's Death, Disability, termination With Cause, or the expiration of this Agreement pursuant to Section 2 hereof (if not renewed).

          (b) If the Executive's employment is terminated pursuant to any Change in Control of the Company, then the Executive shall be deemed to have been terminated Without Cause. For purposes of this Agreement, "Change In Control" shall mean fifty percent (50%) or more of the equity ownership interest of the Company is transferred during any twelve (12 ) month period.

          (c) Termination Payments.  If the Executive's employment is terminated
              --------------------
     by the Company Without Cause, then the Company shall pay the Executive his full Base Salary through the date of termination at the rate then in effect. In addition, after the date of termination, the Company shall pay the Executive an amount equal to 150% of the Executive's annual Base Salary at the rate then in effect (the "Termination Payment"). Such Termination Payment shall be made, at the option of the Company, in a lump sum or in accordance with the Company's payroll policy as then in effect, but in no event shall such payments be made less frequently then in bimonthly installments over the one (1) year period immediately following the Executive's termination. In addition, during the one (1) year period immediately following the Executive's termination, the Company shall continue to provide the Executive with such Benefits as the Executive was entitled to receive immediately prior to his termination. In addition, any stock options granted to the Executive shall vest immediately upon termination. All options vested prior to and at termination shall be immediately exercisable and shall expire pursuant to the provisions of the Company's Stock Option Plan.

     11.  Termination by the Executive.
          ----------------------------

          (a) Right to Terminate For Any Reason.  The Executive may terminate
              ---------------------------------
     his employment hereunder at any time, for any reason, by providing the Company with at least ninety (90) days written notice of such intent to terminate his employment. In the event that the Executive terminates his employment pursuant to this Section 11(a), then the Company shall pay the Executive his full Base Salary and Benefits through the date of termination at the rate then in effect.

          (b) Termination by the Executive for Breach. In the event that the
              ---------------------------------------
     Company (i) fails to comply with any material provision of this Agreement, which failure has not been cured within thirty (30) days after written notice of such noncompliance has been given by the Executive to the Company; (ii) removes the Executive from his position as President of the Company, or otherwise demotes the Executive; or (iii) relocates the corporate headquarters of the Company to a location greater than fifty (50) miles from its present location without the Executive's consent; then the Executive shall be entitled to terminate his employment by providing the Company with at least thirty (30) days written notice of such intent to terminate his employment; provided, however, that if the Executive gives the Company written notice of noncompliance pursuant to this Section 11(b)(i) and the Company fails to cure its noncompliance, then the Executive's

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     termination shall be deemed effective upon the expiration of such thirty
     (30) day written notice. In the event that the Executive terminates his employment pursuant to this Section 11(b), then the Company shall pay the Executive his full Base Salary and Benefits through the date of termination at the rate then in effect. .In addition, any stock options granted to the Executive shall vest immediately upon termination. All options vested prior to and at termination shall be immediately exercisable and shall expire pursuant to the provisions of the Company's Stock Option Plan.

     12.  Limitation on Payments. Notwithstanding anything in this Agreement or
          ----------------------
elsewhere to the contrary, in the event that any compensation received by the Executive pursuant to this Agreement would (a) constitute a "parachute payment" within the meaning of Section 280G of the Code and (b) but for this Section 12, be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then, such compensation shall be reduced to the largest amount which would result in no portion of the compensation being subject to the Excise Tax. The Company further agrees that, as soon as practicable following the written request of the Executive, the Company shall request stockholder approval with respect to Code Section 280G(b)(5). Any disputes with respect to the determination of the Executive's compensation pursuant to this Section 12 shall be resolved by an accounting or law firm that is mutually acceptable to the Company and the Executive.

     13.  Representations and Warranties of the Executive.  The Executive
          -----------------------------------------------
represents and warrants to the Company that:

          (a) The Executive is not a party to any contract or other restriction or obligation, the compliance of which is inconsistent with the execution of this Agreement, the performance of the Executive's obligations hereunder, or the rights of the Company hereunder; and

          (b) As of the date of this Agreement, the Executive is under no physical or mental disability that would hinder the full performance of his duties and obligations under this Agreement.

     14.  Return of Information. Upon termination of this Agreement by either
          ---------------------
party, at the request of the Company, all documents, information, manuals, customer lists, credit cards and any other materials or property of the Company in the Executive's possession or control, including all copies thereof, shall be returned to the Company by the Executive.

     15.  Covenant Not to Disclose Trade Secrets or Other Confidential
          ------------------------------------------------------------
Information.  The Executive hereby assigns to Company all of his right, title,
-----------
and interest to, and shall promptly disclose to Company, all ideas, inventions, discoveries, or improvements (whether or not patentable) conceived or developed solely or jointly by the Executive during his employment with Company that (a) relate to the business or the actual or anticipated research or development of the Company, its subsidiaries or any of the Development Companies; (b) result from any work performed by the Executive for the Company, its subsidiaries or any of the Development Companies; or (c) for which equipment, supplies, or facilities of the Company, its Subsidiaries or any of the Development Companies were used. During the term of this Agreement and

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perpetually thereafter, the Executive shall keep secret all confidential and proprietary trade secrets and all other designated confidential and/or proprietary information of the Company, its Subsidiaries or any of the Development Companies. The Executive shall not disclose such trade secrets and confidential information to anyone outside of the Company, except as required by law or in the course of performing his duties hereunder.

     16.  Covenant of Nondisparagement.   The Executive agrees and promises
          ----------------------------
that, during the term of this Agreement, he shall not make any libelous, disparaging or otherwise injurious statements about or concerning the Company, or its subsidiaries, officers, directors, employees or representatives. Such prohibited statements include any statement that is intended to be injurious to the business or business reputation of the Company, or its subsidiaries, officers, directors, employees, or representatives.

     17.  Binding Agreement. This Agreement and all rights of the Executive
          -----------------
hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. In addition, this Agreement and the obligations and rights of the Company hereunder shall be binding on any person, firm, or corporation which is a successor in interest to the Company.

     18.  Notice. All notices, requests and other communications under this
          ------
Agreement shall be in writing (including a writing delivered by facsimile transmission) and shall be deemed to have been duly given if delivered personally, or sent by either certified or registered mail, return receipt requested, postage prepaid, or by overnight courier guaranteeing next day delivery, or by facsimile, addressed as follows:

     If to the Executive:

     ________________________

     ________________________

     ________________________

     Facsimile No.: (___)________

or at such other address or facsimile number as the Executive may have advised the Company in writing; and

     If to the Company:

     e resources inc
     304 N. Highway 377
     Roanoke, Texas 76262
     Attn: ________________________
     Facsimile No.: _________________

or at such other address or facsimile number as the Company may have advised the Executive in writing.

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

     All such notices, requests and other communications shall be deemed to have been received on the date of delivery thereof, if delivered by hand, on the third day after the mailing thereof, if mailed, on the next day after the sending thereof, if by overnight courier, and when receipt is acknowledged, if faxed.

     19.  Waivers and Amendments. No amendment or waiver of any provision of
          ----------------------
this Agreement, nor consent to any departure therefrom, shall be effective unless the same shall be in writing and signed by each party hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of a party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

     20.  Captions. The captions, headings and arrangements used in this
          --------
Agreement are for convenience only and do not in any way affect, limit or amplify the provisions hereof.

     21.  Invalid Provisions. If any provision of this Agreement is held to be
          ------------------
illegal, invalid or unenforceable such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by such illegal, invalid or unenforceable provision or its severance from this Agreement.

     22.  Entirety. This Agreement contains the entire agreement among the
          --------
parties with respect to the matters addressed herein and supersedes all prior representations, inducements, promises or agreements, oral or otherwise, which are not embodied herein.

     23.  Counterparts. This Agreement may be executed in multiple counterparts,
          ------------
each of which shall be deemed an original for all purposes and all of which shall be deemed collectively to be one agreement.

     24.  Assignability. This Agreement may not be transferred, assigned,
          -------------
pledged or hypothecated by either party hereto without the prior written consent of the other party to this Agreement.

     25.  Attorneys' Fees. In the event that any action or proceeding is
          ---------------
commenced by any party hereto for the purpose of enforcing any provision of this Agreement, the party to such action or proceeding may receive as part of any award, judgment, decision or other resolution of such action or proceeding, its costs and attorneys' fees as determined by the person or body making such award, judgment, decision or resolution. Should any claim hereunder be settled short of the commencement of any such action or proceeding, the parties may mutually agree to include as part of the damages alleged to have been incurred reasonable costs of attorneys or other professionals in investigation or counseling on such claim.

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     26.  Governing Law. This Agreement, its validity, construction and
          -------------
interpretation and the rights and remedies of the parties hereto shall be governed by the substantive laws of the State of Texas, without giving effect to principles of conflict of laws thereof.

     27.  Arbitration.  To the extent that the parties hereto are unable to
          -----------
resolve their disputes or controversies arising out of or relating to this Agreement, including the performance, breach, validity, interpretation or enforcement of this Agreement, and the Executive's employment and/or termination pursuant to this Agreement, such disputes will be resolved by binding arbitration in accordance with Title 9 of the U.S. Code (United States Arbitration Act) and the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"), and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. A party hereto may initiate arbitration by sending written notice of its intention to arbitrate to the other party hereto and to the AAA office located in Dallas, Texas. Such written notice will contain a description of the dispute and the remedy sought. The arbitration will be conducted at the offices of the AAA in Dallas, Texas before an independent and impartial arbitrator acceptable to the parties hereto. In the event that the parties have not mutually agreed on an acceptable arbitrator within thirty (30) days after the demand for arbitration is filed, the arbitrator shall be appointed in the manner provided by section 13 of the Commercial Arbitration Rules of the AAA. The decision of the arbitrator will be final and binding on the parties hereto and their successors and assignees. The parties hereto intend that this agreement to arbitrate be irrevocable.

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     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.



COMPANY:                          e resources inc



                                  By:___________________________________
                                     Printed Name:
                                        Title:


EXECUTIVE:

                                     __________________________________
                                     Printed Name:
                                     Title:



WITNESS:


_____________________________
Printed Name: _________________

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